SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 15, 2006

PHASE FORWARD INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-50839	04-3386549
(Commission File Number)	(IRS Employer Identification No.)

880 Winter Street, Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (888) 703-1122

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Preliminary Note:

This Form 8-K/A amends the Form 8-K filed by Phase Forward Incorporated on February 17, 2006 (the “Original 8-K”), announcing that it entered into a Settlement Agreement and related License Agreement with Mark L. Kozam d/b/a MLK Software and Datasci, LLC (“Datasci”) and announcing its financial results for the three month period and year ended December 31, 2005. This Form 8-K/A is being filed to amend the Original 8-K to attach a corrected Exhibit 99.1 that reflects the actual press release issued by Phase Forward on February 16, 2006 and to amend and restate the disclosure contained in Item 2.02 to refer to the corrected version of the press release.

Item 2.02  Results of Operations and Financial Condition.

On February 16, 2006, Phase Forward issued a press release disclosing its financial results for the three month period and year ended December 31, 2005.  A copy of the press release is being furnished as Exhibit 99.1 to this Report on Form 8-K/A. The press release corrects and replaces the information contained in the Exhibit 99.1 furnished on a Form 8-K filed on February 17, 2006.

The information in this Report on Form 8-K/A and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description

99.1	Press Release issued by Phase Forward on February 16, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Phase Forward Incorporated

February 21, 2006	By:	/s/ Robert K. Weiler
Robert K. Weiler
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by Phase Forward on February 16, 2006